Financial Statements

Delaware Life NY Variable Account A

December 31, 2024

With Report of Independent Registered Public Accounting Firm

Delaware Life NY Variable Account A

Financial Statements

December 31, 2024

Contents

Audited Financial Statements

Delaware Life NY Variable Account A

Statements of Net Assets

December 31, 2024

	Number of		Assets at		Units
Subaccount	Shares	Cost	Market Value	Net Assets	Outstanding	Unit Values

MFS Corporate Bond Portfolio	5,427	$ 76,210	$ 66,378	$ 66,378	1,073	$ 61.84
MFS Growth Fund	224	19,090	40,963	40,963	101	406.29
MFS High Income Fund	1,212	4,157	3,733	3,733	52	72.07
MFS Massachusetts Investors Growth Stock Fund	806	28,094	33,974	33,974	92	370.85
MFS Massachusetts Investors Trust	1,787	53,180	64,098	64,098	218	293.84
MFS Research Fund	781	28,045	45,142	45,142	181	250.08
MFS Total Return Fund	9,269	174,365	175,282	175,282	1,087	161.25
MFS U.S. Government Money Market Fund	10,575	10,575	10,575	10,575	560	18.87

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account A

Statements of Operations and Change in Net Assets

Years Ended December 31, 2024 and 2023

	MFS Corporate		MFS High Income
	Bond Portfolio	MFS Growth Fund	Fund
Net assets as of December 31, 2022	$63,199	$23,647	$3,243
Investment income (loss):
Dividend distributions	2,477	-	196
Investment Expenses:
Mortality and expense risk and administrative charges	(808)	(359)	(44)
Net investment income (loss)	1,669	(359)	152
Increase in net assets from operations:
Capital gain distributions	-	1,596	-
Realized capital gain (loss) on investments	(508)	264	(10)
Change in unrealized appreciation (depreciation)	3,474	6,539	204
Net gain (loss) on investments	2,966	8,399	194
Net increase in net assets from operations	4,635	8,040	346
Contract owner transactions:
Terminations, withdrawals and annuity payments	(2,362)	(50)	(20)
Transfers between subaccounts, net	7	1	1
Maintenance charges and mortality adjustments	-	-	-
Net decrease in net assets from contract transactions	(2,355)	(49)	(19)
Total increase (decrease) in net assets	2,280	7,991	327
Net assets as of December 31, 2023	$65,479	$31,638	$3,570
Investment income (loss):
Dividend distributions	2,924	-	221
Investment Expenses:
Mortality and expense risk and administrative charges	(860)	(490)	(48)
Net investment income (loss)	2,064	(490)	173
Increase in net assets from operations:
Capital gain distributions	-	5,086	-
Realized capital gain (loss) on investments	(137)	392	(9)
Change in unrealized appreciation (depreciation)	(985)	4,385	21
Net gain (loss) on investments	(1,122)	9,863	12
Net increase in net assets from operations	942	9,373	185
Contract owner transactions:
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	4	-
Maintenance charges and mortality adjustments	(43)	(52)	(22)
Net decrease in net assets from contract transactions	(43)	(48)	(22)
Total increase (decrease) in net assets	899	9,325	163
Net assets as of December 31, 2024	$66,378	$40,963	$3,733

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	MFS Massachusetts Investors Growth Stock Fund	MFS Massachusetts Investors Trust	MFS Research Fund
Net assets as of December 31, 2022	$25,461	$46,231	$31,962
Investment income (loss):
Dividend distributions	192	434	203
Investment Expenses:
Mortality and expense risk and administrative charges	(565)	(640)	(448)
Net investment income (loss)	(373)	(206)	(245)
Increase in net assets from operations:
Capital gain distributions	1,714	4,975	2,208
Realized capital gain (loss) on investments	382	230	303
Change in unrealized appreciation (depreciation)	7,151	3,141	4,404
Net gain (loss) on investments	9,247	8,346	6,915
Net increase in net assets from operations	8,874	8,140	6,670
Contract owner transactions:
Terminations, withdrawals and annuity payments	(916)	(61)	(74)
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(3,067)	-	-
Net decrease in net assets from contract transactions	(3,983)	(61)	(74)
Total increase (decrease) in net assets	4,891	8,079	6,596
Net assets as of December 31, 2023	$30,352	$54,310	$38,558
Investment income (loss):
Dividend distributions	75	293	216
Investment Expenses:
Mortality and expense risk and administrative charges	(623)	(793)	(556)
Net investment income (loss)	(548)	(500)	(340)
Increase in net assets from operations:
Capital gain distributions	2,623	7,893	3,919
Realized capital gain (loss) on investments	11,689	343	404
Change in unrealized appreciation (depreciation)	(6,597)	2,110	2,671
Net gain (loss) on investments	7,715	10,346	6,994
Net increase in net assets from operations	7,167	9,846	6,654
Contract owner transactions:
Terminations, withdrawals and annuity payments	(1,028)	-	-
Transfers between subaccounts, net	(2,433)	-	3
Maintenance charges and mortality adjustments	(84)	(58)	(73)
Net decrease in net assets from contract transactions	(3,545)	(58)	(70)
Total increase (decrease) in net assets	3,622	9,788	6,584
Net assets as of December 31, 2024	$33,974	$64,098	$45,142

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account A

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

		MFS U.S.
		Government
	MFS Total Return	Money Market
	Fund	Fund
Net assets as of December 31, 2022	$171,070	$11,073
Investment income (loss):
Dividend distributions	3,963	454
Investment Expenses:
Mortality and expense risk and administrative charges	(2,132)	(131)
Net investment income (loss)	1,831	323
Increase in net assets from operations:
Capital gain distributions	6,309	-
Realized capital gain (loss) on investments	2,689	-
Change in unrealized appreciation (depreciation)	3,668	-
Net gain (loss) on investments	12,666	-
Net increase in net assets from operations	14,497	323
Contract owner transactions:
Terminations, withdrawals and annuity payments	(14,174)	(1,170)
Transfers between subaccounts, net	-	1
Maintenance charges and mortality adjustments	-	-
Net decrease in net assets from contract transactions	(14,174)	(1,169)
Total increase (decrease) in net assets	323	(846)
Net assets as of December 31, 2023	$171,393	$10,227
Investment income (loss):
Dividend distributions	4,147	492
Investment Expenses:
Mortality and expense risk and administrative charges	(2,294)	(135)
Net investment income (loss)	1,853	357
Increase in net assets from operations:
Capital gain distributions	10,213	-
Realized capital gain (loss) on investments	1,310	-
Change in unrealized appreciation (depreciation)	(2,782)	-
Net gain (loss) on investments	8,741	-
Net increase in net assets from operations	10,594	357
Contract owner transactions:
Terminations, withdrawals and annuity payments	(6,642)	-
Transfers between subaccounts, net	-	-
Maintenance charges and mortality adjustments	(63)	(9)
Net decrease in net assets from contract transactions	(6,705)	(9)
Total increase (decrease) in net assets	3,889	348
Net assets as of December 31, 2024	$175,282	$10,575

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account A

Notes to Financial Statements

December 31, 2024

Note 1. Organization

Delaware Life NY Variable Account A (the “Separate Account”) is a separate account of Nassau Life Insurance Company (“NNY”, the “Company”, the “Sponsor”, “we” or “us”). NNY is a wholly-owned subsidiary of The Nassau Companies of New York (“NCNY”), whose ultimate parent is Nassau Insurance Group Holdings G.P., LLC (“Nassau”). Founded in April 2015, Nassau is a privately held insurance and reinsurance business focused on building a franchise across the insurance value chain. NCNY is a holding company for NNY. On July 1, 2023, NNY completed its acquisition of Delaware Life Insurance Company of New York (“DLNY”) from Delaware Life Insurance Company, after receipt of insurance regulatory approval by the New York Department of Financial Services (the “NYDFS” or the “Department”). Effective July 5, 2023, DLNY merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended and was established on April 2015. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount	Share Class

MFS Corporate Bond Portfolio	Class A
MFS Growth Fund	Class A
MFS High Income Fund	Class A
MFS Massachusetts Investors Growth Stock Fund	Class A
MFS Massachusetts Investors Trust	Class A
MFS Research Fund	Class A
MFS Total Return Fund	Class A
MFS U.S. Government Money Market Fund	Class A

Eight subaccounts are currently offered by the Separate Account, all of which had activity.

Note 2. Additions, Mergers, Liquidations and Name Changes

A. Additions

There were no fund additions in 2023 or 2024.

B. Mergers

There were no fund mergers in 2023 or 2024.

C. Liquidations

There were no fund liquidations in 2023 or 2024.

D. Name Changes

There were no name changes in 2023 or 2024.

Note 3. Significant Accounting Policies

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains

Delaware Life NY Variable Account A

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holder’s investments in the funds and the amounts reported in the statements of net assets. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Contracts in Payout (Annuitization) Period

Net assets allocated to contracts in the payout period are computed according to the 1983a Individual Annuitant Mortality Table, Annuity 2000 Mortality Table, or 2012 Individual Annuity Reserving Mortality Table depending on the particular product. The assumed interest return is also dependent on the particular product, and could range from 0.75 percent to 5.25 percent, as regulated by the laws of the respective states. During the payout period, the mortality risk is fully borne by NNY and may result in additional amounts being transferred into the Separate Account from NNY to cover greater longevity of annuitants than expected. Conversely, if amounts allocated during the payout period exceed amounts required, transfers of excess amounts from the Separate Account may be made to NNY. These amounts will appear in the “Maintenance charges and mortality adjustments” of the Statements of Operations and Change in Net Assets.

Annuity Assets

Annuity Assets relate to contracts that have annuitized and are in the payout period. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, NNY periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to NNY and not to the Separate Account.

The annuity assets for December 31, 2024 by subaccount are as follows:

Subaccount	Annuity Assets

MFS Massachusetts Investors Growth Stock Fund	$ 1,032

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Separate Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of NNY, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, NNY does not expect to incur federal income taxes on the earnings of the Separate Account to the extent

Delaware Life NY Variable Account A

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

the earnings are credited under contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. NNY will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change such as possibility for elevated mortality and investment market volatility.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Separate Account invests in shares of open-end mutual funds, which process contract holders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Separate Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

• Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2024.

The Separate Account had no financial liabilities as of December 31, 2024.

Delaware Life NY Variable Account A

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

Segment Disclosures

In this reporting period, the Separate Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the financial position or the results of operations for the subaccounts of the Separate Account. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the Accounting Operations Department, who is responsible for reviewing subaccount financial statements and related Separate Account controls. The Separate Account represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on the investment selections of its contract holders. The financial information which is used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reported on the Statements of Operations and Change in Net Assets as net assets and significant segment expenses are reported in the Statements of Operations and Change in Net Assets. The CODM does not evaluate the business using asset or subaccount expense information.

Delaware Life NY Variable Account A

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments

The cost of investment purchases and proceeds from investments sold for the years ended December 31, 2024 and 2023, were as follows:

	2024		2023
		Proceeds from		Proceeds from
Subaccount	Cost of Purchases	Sales	Cost of Purchases	Sales

MFS Corporate Bond Portfolio	$ 2,924	$ 908	$ 2,482	$ 3,165
MFS Growth Fund	5,086	541	1,600	412
MFS High Income Fund	221	69	197	65
MFS Massachusetts Investors Growth Stock Fund	2,698	22,108	1,918	646
MFS Massachusetts Investors Trust	8,186	855	5,409	700
MFS Research Fund	4,135	628	2,411	520
MFS Total Return Fund	14,360	9,011	10,273	16,300
MFS U.S. Government Money Market Fund	492	145	455	1,300

Delaware Life NY Variable Account A

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions

Related-Party Transactions

The Sponsor provides administrative services necessary for the operation of the Separate Account. The Sponsor absorbs all organizational expenses including the fees of registering the Separate Account and its contracts for distribution under federal and state securities laws.

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the Separate Account at the end of each valuation period to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. As of December 31, 2024, the deduction is at an effective annual rate of 1.30% of average separate account assets. These charges are reflected in the Statements of Operations and Change in Net Assets.

Administrative charges

Each year on the account anniversary date, an account administration fee (‘‘Account Fee’’) equal to $30 is deducted from the contract owner’s account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee is deducted pro rata from each variable annuity payment made during the year. The Account Fee is reflected in the Statements of Operations and Change in Net Assets as a component of “Maintenance charges and mortality adjustments”.

Surrender charges

The Sponsor does not deduct a sales charge from purchase payments. However, a surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase. In no event shall the aggregate surrender charges exceed 5% of the purchase payments made under the contract. Surrender charges are reported in the Statements of Operations and Change in Net Assets as a component of “Maintenance charges and mortality adjustments”.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction at the annuity commencement date. However, the Sponsor reserves the right to deduct such taxes when incurred.

Delaware Life NY Variable Account A

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2024 and 2023, were as follows:

		2024			2023
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

MFS Corporate Bond Portfolio	-	(1)	(1)	-	(40)	(40)
MFS Growth Fund	-	-	-	-	-	-
MFS High Income Fund	-	-	-	-	-	-
MFS Massachusetts Investors Growth Stock Fund	-	(58)	(58)	3	(3)	-
MFS Massachusetts Investors Trust	-	-	-	-	(1)	(1)
MFS Research Fund	-	-	-	-	-	-
MFS Total Return Fund	-	(42)	(42)	-	(98)	(98)
MFS U.S. Government Money Market Fund	-	(1)	(1)	-	(66)	(66)

Delaware Life NY Variable Account A

Notes to Financial Statements (continued)

Note 7. Financial Highlights

The Separate Account product has unique combinations of features and fees that are charged against the contract owner’s subaccount balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Separate Account as contract owners may not have selected all available and applicable contract options as discussed in Note 5.

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total return ratios for each of the five years in the period ended December 31, 2024, were as follows:

				Investment
		Unit		Income	Expense	Total
		Values	Net	Ratios	Ratios	Returns
Subaccount	Units	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (3)(4)

MFS Corporate Bond Portfolio
2024	1,073	61.84	66,378	4.43	1.30	1.43
2023	1,074	60.97	65,479	3.96	1.30	7.47
2022	1,114	56.73	63,199	2.99	1.30	(17.69)
2021	1,146	68.92	79,016	2.43	1.30	(2.74)
2020	1,213	70.87	85,990	2.65	1.30	9.58
MFS Growth Fund
2024	101	406.29	40,963	-	1.30	29.64
2023	101	313.40	31,638	-	1.30	34.05
2022	101	233.79	23,647	-	1.30	(32.20)
2021	101	344.84	34,949	-	1.30	-
2020	102	283.22	28,752	-	1.30	29.61
MFS High Income Fund
2024	52	72.07	3,733	6.05	1.30	5.21
2023	52	68.50	3,570	5.81	1.30	10.77
2022	52	61.84	3,243	5.00	1.30	(11.72)
2021	53	70.05	3,696	4.30	1.30	1.87
2020	53	68.76	3,649	4.60	1.30	3.09
MFS Massachusetts Investors Growth Stock Fund
2024	92	370.85	33,974	0.16	1.30	14.82
2023	150	322.97	30,352	0.44	1.30	22.49
2022	150	263.66	25,461	0.40	1.30	(20.27)
2021	147	330.70	32,869	0.18	1.30	-
2020	150	265.45	27,186	0.17	1.30	20.86

Delaware Life NY Variable Account A

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

				Investment
		Unit		Income	Expense	Total
		Values	Net	Ratios	Ratios	Returns
Subaccount	Units	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (3)(4)

MFS Massachusetts Investors Trust
2024	218	293.84	64,098	0.48	1.30	18.13
2023	218	248.74	54,310	0.88	1.30	17.62
2022	219	211.47	46,231	0.89	1.30	(17.41)
2021	219	256.04	56,048	0.66	1.30	25.19
2020	219	204.51	44,823	0.80	1.30	12.65
MFS Research Fund
2024	181	250.08	45,142	0.50	1.30	17.27
2023	181	213.26	38,558	0.59	1.30	20.89
2022	181	176.41	31,962	0.65	1.30	(18.32)
2021	182	215.96	39,215	0.32	1.30	23.11
2020	182	175.42	31,919	0.59	1.30	15.13
MFS Total Return Fund
2024	1,087	161.25	175,282	2.35	1.30	6.22
2023	1,129	151.81	171,393	2.40	1.30	8.89
2022	1,227	139.41	171,070	1.76	1.30	(10.82)
2021	1,322	156.32	206,604	1.36	1.30	12.51
2020	1,459	138.94	202,722	1.88	1.30	8.30
MFS U.S. Government Money Market Fund
2024	560	18.87	10,575	4.73	1.30	3.45
2023	561	18.24	10,227	4.48	1.30	3.25
2022	627	17.66	11,073	1.14	1.30	(0.12)
2021	680	17.68	12,032	-	1.30	(1.27)
2020	792	17.91	14,185	0.15	1.30	(1.10)

Delaware Life NY Variable Account A

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

(1)  The investment income ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)  The expense ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.

(3)  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contract holders.

Note 8. Subsequent Events

The Separate Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life Insurance Company

and Contract Owners of Delaware Life NY Variable Account A:

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of the subaccounts listed in the Appendix that comprise Delaware Life NY Variable Account A (the Separate Account) as of December 31, 2024, the related statements of operations and change in net assets for each of the years in the two-year period then ended (or the period indicated in the Appendix), and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of their operations and changes in their net assets for each of the years in the two-year period then ended (or for the period indicated in the Appendix), and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nassau Insurance Group Holdings’ separate accounts since 2015.

Boston, Massachusetts

April 15, 2025

Appendix (1)

Delaware Life NY Variable Account A

MFS Corporate Bond Portfolio

MFS Growth Fund

MFS High Income Fund

MFS Massachusetts Investors Growth Stock Fund

MFS Massachusetts Investors Trust

MFS Research Fund

MFS Total Return Fund

MFS U.S. Government Money Market Fund

(1)	Unless noted otherwise, statements of operations and changes in net assets for each of the years in the two-year period ended December 31, 2024. Financial highlights for the year or period ended on December 31, 2020 were audited by other independent registered public accountants.